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

To: (1)   Inter Parfums, S.A.                         (2)   Inter Parfums, Inc.
          4-6 Rond Point des Champs-Elysees                 551 Fifth Avenue
          75008 Paris                                       New York
          France                                            NY 10176-0198
          For the attention of Philippe Benacin             USA
                                                            For the attention of Jean Madar

    (3)   Philippe Benacin                            (4)   Jean Madar
          31 Avenue Kleber                                  1 Rue de Marechal Harispe
          75016 Paris                                       75007 Paris
          France                                            France

    (5)   Philippe Santi                              (6)   Daniel Piette
          (c/o Inter Parfums, S.A.)                         (c/o Inter Parfums, Inc.)

    (7)   Jean Cailliau                               (8)   LV Capital, USA, Inc.
          (c/o Inter Parfums, Inc.)                         Two Park Avenue
                                                            Suite 1830
                                                            New York
                                                            New York 10016
                                                            USA


                                                                 8 February 2000

Dear Sirs

INTER PARFUMS, INC. / LVMH

1.   INTRODUCTION

1.1  We refer to:

     (a) the investment by LV Capital USA, Inc. in Inter Parfums, Inc in November 1999;

     (b)  the Licence Agreement (as defined below); and

     (c)  the Extension Agreement (as defined below).

1.2 In consideration for Burberry entering into the Extension Agreement and for the waiver by Burberry of its rights under Clauses 15.1(b), 16.1(i) and 17.6 of the Licence Agreement in relation to the investment referred to in Paragraph 1.1(a) above, the addressees of this letter have agreed to its terms.

2.   DEFINITIONS

2.1  In this letter the following terms have the following meanings:

     "BURBERRY"               means Burberry Limited, a company incorporated in
                              England and Wales under No. 162636, whose registered office is at 18/22 Haymarket, London
                              SW1Y 4DQ;

     "BURBERRY INFORMATION"   means any and all information (in any
                              form) relating to the business or affairs of Burberry which is:

                              (1)     confidential or secret; or

                              (2)     information whose use or disclosure
                                      might detrimentally affect Burberry's
                                      business, goodwill or other legitimate
                                      interests

                              which shall include but not be limited to any and all information concerning:

                              (i) proposed, possible or intended openings or acquisitions of Burberry retail outlets (including departments, concessions, sections or corners in a retail store);

                              (ii) proposals or intentions for Burberry to begin supplying any products to any person, firm or company;

                              (iii) Burberry's business plans, intentions or objectives;

                              (iv) proposed, contemplated or actual changes of Burberry personnel and/or officers;

                              (v)     product and/or geographic markets
                                      targeted or contemplated by Burberry;

                              (vi) proposed or intended brand names of any Burberry product;

                              (vii) product development by or on behalf of Burberry;

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                              (viii)  the identity of any proposed or possible
                                      licensee of Burberry; and/or

                              (ix)    the trading performance of Burberry
                                      (other than in relation to Licensed
                                      Products)

                              but which shall not include:-

                              (a)     Permitted Information; or

                              (b) information which can be demonstrated by IPSA to have been publicly available (i.e. in the public domain) as at the date of receipt by IPSA or to have become publicly available (i.e. entered the public domain) subsequently other than as a direct or indirect result of any infringement of the Licence Agreement or of this letter;

     "CONTROL"                means the power to direct the affairs of
                              another, whether by contract, the ownership of shares, or otherwise; and "CONTROLS" and "CONTROLLED" shall be construed accordingly;

     "EXTENSION AGREEMENT"    means the letter agreement entered into
                              contemporaneously with this Agreement between
                              Burberry, IPSA and IPInc to (among other things) extend the term of the Licence Agreement to 31
                              December 2006;

     "IPINC" means Inter Parfums, Inc., a Delaware corporation, whose principal place of business is at 551 Fifth Avenue, New York, New York 10176, USA;

     "IPSA" means Inter Parfums, S.A., whose principal place of business is at 4-6 Rond Point des Champs-Elysees, 75008, Paris, France;

     "LICENCE AGREEMENT"      means the Licence Agreement dated 15 July 1993
                              between Burberry, IPSA and IPInc, as amended;

     "LV CAPITAL"             means LV Capital, USA, Inc, a Delaware
                              corporation;

     "LVMH"                   means LVMH Moet Hennessy Louis Vuitton S.A., a
                              French societe anonyme;

     "LVMH AFFILIATE"         means a corporation, entity or person which
                              directly or indirectly Controls or is Controlled by or is under common Control with LVMH and/or
                              LV Capital;

     "LVMH REPRESENTATIVES"   means those directors of IPInc from time to time
                              who are Prohibited Persons or are nominated or appointed by, or who represent, LVMH, LV Capital and/or any LVMH Affiliate; the current LVMH
                              Representatives being Daniel Piette and Jean
                              Cailliau;

     "PERMITTED INFORMATION"  means:

                              (i) any and all financial data relating to IPSA, including but not limited to all accounts; sales figures; Net Sales; Quarterly Accounts; Annual Accounts; cost of goods; development costs; marketing, promotion and advertising expenses of IPSA and IPSA's projections and forecasts;

                              (ii) details of any allegations, claims or notices by or to Burberry from time to time (and at any time) of any breach of, default under, or cure of such breach or default under the Licence Agreement;

                              (iii) details of any proposed modifications or amendments to the Licence Agreement from time to time (and at any time); and

                              (iv) such other information as Burberry may from time to time at its absolute discretion agree in writing; and

     "PROHIBITED PERSON"      means each of:

                              (i)     LV Capital;

                              (ii)    LVMH;

                              (iii)   any LVMH Affiliate;

                              (iv) any person, firm or company who is at the relevant time employed by or a representative, advisor, agent, consultant or officer of LV Capital, LVMH and/or any LVMH Affiliate; and

                              (v)     the LVMH Representatives.

2.2 Terms defined in the Licence Agreement shall have the same meaning in this letter unless the context requires otherwise.

3.   BURBERRY INFORMATION

3.1 Without prejudice to Clause 20 of the Licence Agreement, each of IPInc, IPSA, Philippe Benacin, Jean Madar and Philippe Santi shall:

     (a) not directly or indirectly disclose (and shall ensure that no person, firm or company will directly or indirectly disclose) any Burberry Information to any Prohibited Person at any time;

     (b) not use (and will not permit, authorise or enable any person, firm or company to use) any Burberry Information for any purpose other than the proper performance of the Licence Agreement by IPSA; and

     (c)  ensure that:

          (i)   all the directors of IPSA;

          (ii)  all the directors of IPInc; and

          (iii) everyone working at or for IPSA or IPInc in relation to the Licensed Products and/or Burberry from time to time is aware of the obligations contained in this Paragraph 3.1 and shall comply with them at all times as if they were each individually a party to this letter provided that Burberry Information may be disclosed to any Prohibited Person if and to the extent required by any applicable legal or regulatory requirement, but only if IPSA or IPInc first notifies Burberry promptly of the nature and extent of (and reason for) the required disclosure and gives Burberry reasonable opportunity to object and/or to obtain an appropriate order or confidentiality agreement.

3.2  No LVMH Representative nor any other Prohibited Person shall:-

     (a) attend any meetings with Burberry (nor any of Burberry's employees, officers and/or agents) relating directly or indirectly to the Licence Agreement or any of the Licensed Products; nor

     (b) attend any meetings or participate in discussions if and to the extent that they relate to the operation of the Licence Agreement without Burberry's prior written consent; but either or both of the LVMH Representatives may attend any meeting and/or participate in any discussion to the extent that Permitted Information is discussed or disclosed, provided that no other issues concerning the operation of the Licence Agreement shall be discussed at that meeting in the presence (whether physical, audible or electronic) or with the participation of either or both of the LVMH Representatives.

3.3 IPSA, IPInc, Philippe Benacin and Jean Madar will ensure that:

     (a) all issues concerning the proper day to day performance of the Licence Agreement by IPSA (including design, product development, marketing, promotion, etc) will be dealt with by IPSA alone and (save for the disclosure and discussion of Permitted Information) without reference to IPInc;

     (b) all issues relating to Burberry and/or the Licence Agreement which (subject to Paragraphs 3.1 and 3.3(a) above) are reported back or referred to IPInc by IPSA (except for Permitted Information) shall be handled exclusively by a committee of IPInc executives, which shall not include either of the LVMH Representatives or any other Prohibited Person; and

     (c) no member of that committee shall report or disclose (or permit the disclosure of) any Burberry Information to any Prohibited Person.

3.4 Without prejudice to Paragraphs 3.1 to 3.3 above, if (despite those Paragraphs) any Burberry Information is disclosed to or obtained by either of the LVMH Representatives, neither of the LVMH Representatives shall disclose that information to any other Prohibited Person (including but not limited to the other LVMH Representative), nor use it (nor permit it to be used) for any purpose other than the proper performance by IP Inc and/or IPSA of its obligations under the Licence Agreement or any other purpose which is essential in order to perform the fiduciary duties of the LVMH Representatives as directors of IPInc.

3.5 Each of IPInc, IPSA, Philippe Benacin and each of the LVMH Representatives shall execute and deliver to Burberry within 30 days after the end of each calendar year a certificate of compliance substantially in the form set out in the Schedule to this letter. If:

     (a) any of them has not issued such a certificate within that time period and fails to do so within 30 days after Burberry has notified IPInc and IPSA in writing of that failure; and/or

     (b)  any such certificate is false or misleading in any material respect then Burberry may (subject to Paragraph 6.2 below) terminate the Licence Agreement immediately (or after the expiry of such longer notice as Burberry may at its discretion see fit) by giving written notice of termination to IPInc and IPSA.

4.   BOARD REPRESENTATION ON IPSA

4.1  IPInc, Philippe Benacin and Jean Madar shall ensure that:

     (a) no Prohibited Person shall appoint or nominate (directly or indirectly) any director or officer of IPSA; and

     (b) no Prohibited Person, nor any employee, officer, agent or representative of any Prohibited Person, will become a director or officer of IPSA, unless they do so as part of a bona fide acquisition by IPSA of the business of an LVMH Affiliate and on completion of that acquisition the relevant person ceases to be an employee, officer, agent or representative of the LVMH Affiliate and becomes a full time officer or employee of IPSA.

     provided that this Paragraph 4.1 shall not limit the performance by the LVMH Representatives of their fiduciary duties as directors of IPInc.

4.2 LV Capital shall not appoint or seek to appoint or nominate any director or officer of IPSA.

4.3 No LVMH Representative shall be appointed or serve as a director or officer of IPSA.

5.   POSSIBLE FURTHER INVOLVEMENT OF LVMH

5.1  Subject to Paragraph 5.2, if:

     (a)  there is an increase in the aggregate number of LVMH Representatives;
          or

     (b) the percentage of the IPInc Board who are LVMH Representatives (the "RELEVANT PERCENTAGE") increases to more than 25%;

     (however arising) this will constitute a material change under Clause 15.1 of the Licence Agreement.

5.2 If the resignation and/or death of one or more directors of IPInc causes the Relevant Percentage to increase to more than 25%, then the increase caused by those death(s) and/or resignation(s) shall not constitute a material change under Clause 15.1 of the Licence Agreement provided that within 30 days after the date when the Relevant Percentage exceeded 25%, additional directors of IPInc (who are not LVMH Representatives) are appointed so that the Relevant Percentage falls to below 25%.

5.3 If at any time the aggregate beneficial shareholding and/or voting rights of LVMH, LV Capital, and LVMH Affiliates in IPInc is equal to or greater than the aggregate beneficial shareholding and/or voting rights of Philippe Benacin and Jean Madar in IPInc, Burberry may (subject to Paragraph 6.2 below) terminate the Licence Agreement immediately (or after the expiry of such longer notice as Burberry may at its discretion see fit) by giving written notice of termination to IPInc and IPSA.

6.   TERMINATION OF LICENCE AGREEMENT

6.1 Without prejudice to Clause 16 of the Licence Agreement, Burberry may (subject to Paragraph 6.2 below) terminate the Licence Agreement with immediate effect (or after the expiry of such longer notice as Burberry may at its discretion see fit) by giving written notice of termination to IPSA and IPInc if any of the parties to this letter (other than Burberry):

     (a) commits any material breach of this letter which is not capable of remedy; or

     (b) commits a material breach of this letter which is capable of remedy and fails to remedy that breach within 30 days of being requested in writing to do so.

6.2 Any termination of the Licence Agreement in accordance with this letter (whether under Paragraph 3.5, 5.2 or 6.1 of this letter, or otherwise) shall be subject to those provisions of the Licence Agreement which are expressed to apply or to continue in force after termination, including but not limited to Clauses 13.5, 13.7, 16.4, 16.7, 16.8, 16.9 and 20 of the
     Licence Agreement.

7.   GENERAL PROVISIONS

7.1 The rights and remedies contained in this letter and in the Licence Agreement are cumulative and not exclusive of any other rights or remedies, whether provided by law, equity or otherwise.

7.2 This letter constitutes the entire agreement between the parties with respect to its subject matter and (other than the Licence Agreement and Extension Agreement) supersedes all prior agreements and understandings (both oral and written) between the parties with respect to the subject matter of this letter.

7.3 Nothing in this letter shall constitute or be deemed to constitute a partnership between the parties or to make one party the agent of another for any purpose.

7.4 Each party represents and warrants to the other parties that it has the full right, power and authority to enter into this letter and to perform all of its obligations under it.

7.5 Any notice to be given under this letter shall be given in accordance with Clause 22 of the Licence Agreement. Any notice given:-

     (a) to Philippe Benacin and/or Philippe Santi shall be given to him (or them) c/o IPSA;

     (b) to Jean Madar and/or any LVMH Representative shall be given to him (or them) c/o IPInc or to such other address or fax numbers as may from time to time be properly notified to Burberry.

7.6 No amendments to or modifications of any of the provisions of this letter shall be effective unless they are in writing and signed by the parties (if they are individuals) or their duly authorised representatives (if they are companies).

7.7 No forbearance, indulgence or relaxation shown or granted by Burberry to any other party in enforcing any of the terms of this letter shall in any way affect, diminish, restrict, operate as or be deemed to be a waiver of any breach of any of those terms by any other party. No single or partial exercise of any right or remedy under this letter shall prevent any further exercise of the right or remedy or the exercise of any other right or remedy.

7.8 Each party shall bear its own costs in relation to the negotiation and preparation of this letter.

7.9 This letter shall be subject to and construed in accordance with English law. The English Courts shall (subject as mentioned below) have exclusive jurisdiction to determine any disputes which may arise out of, under, or in connection with this letter, provided that nothing contained in this letter shall prevent Burberry from obtaining any injunctive or other similar relief which may be available to it in the Courts of any other country or state in any particular case and the other parties each submit to the jurisdiction of any such court. It is acknowledged that damages would not be an adequate remedy for a breach of this letter.

7.10 This letter may be executed in any number of counterparts, each of which when executed shall be an original, but all the counterparts together shall constitute one and the same instrument.

Please sign, date and return the enclosed copy of this letter to confirm your agreement to its terms.

Yours sincerely




---------------------------------
VICTOR J. BARNETT
For and on behalf of
BURBERRY LIMITED

We confirm our agreement to the above


SIGNED by PHILIPPE BENACIN)
for and on behalf of      )
INTER PARFUMS, S.A.       )        .............................................

Dated:                                                                      2000





SIGNED by JEAN MADAR      )
for and on behalf of      )
INTER PARFUMS, INC        )        .............................................

Dated:                                                                      2000



SIGNED by                 )
PHILIPPE BENACIN          )       ..............................................

Dated:                                                                      2000




SIGNED by                 )
JEAN MADAR                )        .............................................

Dated:                                                                      2000




SIGNED by                 )
PHILIPPE SANTI            )        .............................................

Dated:                                                                      2000

SIGNED by                 )
DANIEL PIETTE             )        .............................................

Dated:                                                                      2000




SIGNED by                 )
JEAN CAILLIAU             )        .............................................

Dated:                                                                      2000



SIGNED by                 )
for and on behalf of      )
LV CAPITAL, USA, INC.     )        .............................................

Dated:                                                                      2000

                                    SCHEDULE

                            CERTIFICATE OF COMPLIANCE

To:      Burberry Limited
         18-22 The Haymarket
         London SW1Y 4DQ

FAO:     The Director of Licensing

                                                               Dated [ o ] 20[o]

                            CERTIFICATE OF COMPLIANCE


1. I/We refer to the Confidentiality Agreement dated [ o ] 2000 between Burberry Ltd, Inter Parfums, S.A., Inter Parfums, Inc., Philippe Benacin, Jean Madar, Philippe Santi, Daniel Piette, Jean Cailliau and LV Capital, USA, Inc (the "CONFIDENTIALITY AGREEMENT").

2. I/We hereby certify and confirm to Burberry Limited that all the provisions of Paragraph 3 of the Confidentiality Agreement were complied with in full during the year.

3. I/We are fully aware of the consequences if this certificate is false or misleading in any material respect.


[For individuals]                       [For Inter Parfums S.A./Inc.]
-----------------                       -----------------------------
Signed by:                              Signed by:
Name: ...............................   Name: ..................................

                                        Title: .................................

Signature: ..........................   Signature: .............................
                                           Duly authorised for and on behalf of
                                        INTER PARFUMS SA/INC
in the presence of:
Name of witness: ........................................

Address of witness ......................................

 .........................................................

Occupation of witness: ..................................

Signature of witness: ...................................